UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024 (October 16, 2024)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100, Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Molina Healthcare, Inc. (the “Company”) granted to Mark L. Keim, the Company’s Chief Financial Officer, a special one-time stock award that is subject to the achievement of long-term financial targets, continued employment, and other terms and conditions as approved by the Committee. The grant consists of 53,074 target number of performance-based restricted stock units (“PSUs”) effective as of October 16, 2024, under the Company’s 2019 Equity Incentive Plan. The PSUs are structured to retain Mr. Keim and incentivize him to continue to grow the Company through 2027 and beyond, consistent with the long-term interests of our stockholders.

The PSUs will be eligible to vest subject to the achievement of adjusted earnings per share (“EPS”) goals for fiscal year 2027 which are consistent with the Company’s expected long-term growth rate and strategic plan. Subject to Mr. Keim’s continued employment through December 31, 2027, and attainment of the EPS goals for fiscal year 2027, between 0% and 150% of the PSUs are eligible to vest. The PSUs are also subject to pro-rated vesting on certain qualifying terminations of employment, and vesting acceleration in the event the qualifying termination is in connection with a change in control, in each case, based on the target attainment level. Any such accelerated vesting of PSUs will be subject to Mr. Keim’s timely execution of a general release of claims.

The foregoing description of the PSU agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the PSU agreement attached hereto as Exhibit 10.1, which agreement is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
10.1	Performance Stock Unit Agreement, dated as of October 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 17, 2024	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary